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                                                                    EXHIBIT 10.1


                             STUDENT ADVANTAGE, INC.
                                280 SUMMER STREET
                                BOSTON, MA 02210

                                                              January 30, 2003


Reservoir Capital Partners, L.P.
650 Madison Avenue
New York, NY 10022
Attention:  Craig Huff, VP

John Katzman
c/o The Princeton Review
2315 Broadway
New York, NY  10024

Dear Craig and John:

         As you know, we are in the process of selling certain of our assets relating to our SA Cash business ("SA Cash") to Blackboard Inc. ("Blackboard"). The latest draft of the asset purchase agreement ("APA") is enclosed. By signing below, Reservoir Capital Partners, L.P., as administrative agent under the Loan Agreement dated as of June 25, 2001, as amended (the "Loan Agreement"), hereby consents to the consummation of the transactions contemplated by the APA. Capitalized terms used in this letter without separate definition shall have the meanings ascribed thereto in the Loan Agreement.

         Referencing our loan agreement, as amended to date, the transaction will be deemed as a Current Disposition in the estimated amount of $4.5 million less professional fees and commissions. (We will provide a final accounting of the transaction proceeds as soon as is practicable.) The allocation of the proceeds will be governed by our December 30, 2002 letter agreement; provided, however, except that the parties agree that subparagraph (a) of the letter agreement is amended to substitute the figure $1,500,000 for $3,500,000, that subparagraph (b) of the letter agreement is amended to substitute the figure $6,500,000 for $4,500,000, and that subparagraph (c) of the letter agreement is amended to substitute the figure $8,000,000 for $6,000,000; and provided, further, that the

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parties agree that section 3(b) of Amendment No. 7 to Loan Agreement is amended to delete the subsection in its entirety and substitute the following therefor:

                  "Section 2.06(a) of the Loan Agreement is deleted in its entirety and the following is substituted therefor: `The Borrower hereby unconditionally promises to pay to the
                  Lenders: (i) $1,500,000 by January 31, 2003, (ii) $4,000,000
                  by March 31, 2003, and (iii) the remainder of the Loans on the Maturity Date."

         By signing below, the parties agree that upon SA's closing of the transaction contemplated by the APA, (a) the Lenders consent to the transactions contemplated by the APA, and (b) all liens on and security interests in the Acquired Assets (as defined in the APA) granted to the Lenders shall, without any further action by the Lenders (or any of them), the Administrative Agent or SA, be irrevocably and unconditionally terminated and released in full. In addition, Reservoir agrees to execute or cause to be executed on their behalf without any recourse, warranty, or representation whatsoever, such termination statements and other documents relating to liens and security interest in the Acquired Assets in favor of Reservoir, as SA may reasonably request.


                                        Sincerely,

                                        STUDENT ADVANTAGE, INC.

                                        By /s/ Raymond V. Sozzi, Jr.
                                           __________________________
                                           Raymond V. Sozzi, Jr.
                                           Title: President

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AGREED:

RESERVOIR CAPITAL PARTNERS, L.P.,
individually and as Administrative Agent,


By: Reservoir Capital Group, L.L.C.,
General Partner


By  /s/ Gregg Zeitlin
    _________________________
    Name:  Gregg Zeitlin
    Title: Managing Director


/s/ John Katzman
____________________________
John Katzman

SCHOLAR, INC.

By: Raymond V. Sozzi, Jr.
    _________________________
Name:  Raymond V. Sozzi, Jr.
Title: President




RESERVOIR CAPITAL MASTER FUND, L.P.
By:  Reservoir Capital Group, L.L.C., General Partner

By: /s/ Gregg Zeitlin
    _________________________
Name:  Gregg Zeitlin
Title: Managing Director

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Consented to:

COLLEGE411.COM, INC.


By: /s/ Raymond V. Sozzi, Jr.
    ________________________
Name:  Raymond V. Sozzi, Jr.
Title: President



STUDENT ADVANTAGE SECURITIES CORPORATION


By: /s/ Raymond V. Sozzi, Jr.
    ________________________
Name:  Raymond V. Sozzi, Jr.
Title: President


SCHOLARAID.COM, INC.


By: /s/ Raymond V. Sozzi, Jr.
    ________________________
Name:  Raymond V. Sozzi, Jr.
Title: President


THE DIGITAL PUBLISHING COMPANY, INC.


By: /s/ Raymond V. Sozzi, Jr.
    ________________________
Name:  Raymond V. Sozzi, Jr.
Title: Chairman



OFFICIAL COLLEGE SPORTS NETWORK, INC.


By: /s/ Raymond V. Sozzi, Jr.
    ________________________
Name:  Raymond V. Sozzi, Jr.
Title: Chairman

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U-WIRE, INC.


By: /s/ Raymond V. Sozzi, Jr.
    ________________________
Name:  Raymond V. Sozzi, Jr.
Title: Chairman